Exhibit 10.2


                                                         STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                     FILED 09:00 AM 03/13/2002
                                                        020168420 - 3460180



                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                    NATIONAL CITY VEHICLE RECEIVABLES INC.

                         -----------------------------

                 Adopted in Accordance with the Provisions of
              Section 242 and 245 of the General Corporation Law
                           of the State of Delaware
                         -----------------------------


         The undersigned, being the Vice President and Secretary of NATIONAL CITY VEHICLE RECEIVABLES INC., a corporation existing under the laws of the State of Delaware (the "Corporation"), does hereby certify that this Amended and Restated Certificate of Incorporation has been duly adopted and approved by the Board of Directors of the Corporation by unanimous written consent in lieu of a meeting thereof in accordance with the provisions of Sections 141(f), 242 and 245 of the General Corporation Law of the State of Delaware, and by the stockholders of the Corporation by written consent in lieu of a meeting thereof in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

         The undersigned further certifies that (i) the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 26, 2001, under the name NATIONAL CITY VEHICLE RECEIVABLES INC. and (ii) the Certificate of Incorporation of the Corporation is hereby amended and restated in full as follows:

         FIRST: The name of the Corporation is NATIONAL CITY VEHICLE RECEIVABLES INC.

         SECOND: The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

         THIRD: Subject to Article Eleventh hereof, the purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: The total number of shares which the Corporation shall have authority to issue is one hundred (100) shares of Common Stock, with a par value of $.01 per share.

         FIFTH: Elections of directors need not be by written ballot except and to the extent provided in the by-laws of the Corporation (the "By-laws").

         SIXTH: To the fullest extent permitted by the General Corporation Law of the State of Delaware or any other applicable laws presently or hereafter in effect, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director or officer of the Corporation. Any repeal or modification of this Article shall not adversely affect any right or protection of a director or officer of the Corporation existing immediately prior to such repeal or modification.

         SEVENTH: Each person who is or was or had agreed to become a director or officer of the Corporation (including the heirs, executors, administrators or estate of such person), shall be indemnified by the Corporation to the fullest extent permitted by the General Corporation Law of the State of Delaware or any other applicable laws as presently or hereafter in effect. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Article. Any repeal or modification of this Article shall not adversely affect any right or protection existing hereunder immediately prior to such repeal or modification.

         EIGHTH: In furtherance and not in limitation of the rights, powers, privileges, and discretionary authority granted or conferred by the General Corporation Law of the State of Delaware or other statutes or laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend or repeal the By-laws, without any action on the part of the stockholders, but the stockholders may make additional By-laws and may alter, amend or repeal any By-law whether adopted by them or otherwise. The Corporation may in its By-laws confer powers upon its Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

         NINTH: Subject to Part (D) of Article Eleventh hereof, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to this reservation.

         TENTH: The books of the Corporation will be kept (subject to the provisions contained in the General Corporation Law) at such place or places as may be designated from time to time by the board of directors or in the By-laws.

         ELEVENTH: Notwithstanding anything to the contrary contained in this Certificate of Incorporation, the Bylaws of the Corporation and/or any provision of law that otherwise so empowers the Corporation, the following provisions shall apply:

         (A) The nature of the business and of the purposes to be conducted and promoted by the Corporation is to engage solely in the following activities:

               (i) serving as a special purpose issuer, transferee or depositor in connection with a securitization of financial assets;

               (ii) acquiring, owning, selling and otherwise dealing with financial assets, and financing the acquisition thereof in connection with such a securitization;

               (iii) servicing, processing, settling, collecting and otherwise dealing with financial assets, the collateral securing same and any proceeds or further rights associated with any of the foregoing;

               (iv) entering into certain agreements in connection with such activities, (including, but not limited to, trust agreements, indentures, receivables purchase agreements and sale and servicing agreements) (collectively, the "Transaction Documents") and performing its obligations thereunder;

               (v) entering into such other agreements and instruments as may be contemplated by the terms and provisions of the receivables purchase agreements and the sale and servicing agreements or necessary or desirable in connection with the consummation of the transactions contemplated thereby or the performance by the Corporation of its obligations thereunder;

               (vi) pledging, assigning and creating/granting security interests in any of the assets (including, without limitation, the financial assets owned or acquired by the Corporation) of the Corporation, as may be contemplated or permitted by the terms and provisions of any of the Transaction Documents, or necessary or desirable in connection with the consummation of the transactions contemplated thereby or the performance by the Corporation of its obligations thereunder;

               (vii) maintaining deposit, checking, investment and other accounts with financial institutions;

               (viii) owning and maintaining lock-boxes, as contemplated by the Transaction Documents;

               (ix) entering into one or more servicing agreements or other agreements with any entity acting as manager, servicer or collection agent for the financial assets owned or acquired or transferred by the Corporation; and

               (x) transacting any and all lawful business for which a corporation may be organized under Delaware law that is incident, necessary and appropriate to accomplish the special purposes set forth above.

         (B) The Corporation at all times shall have not less than two Independent Directors. When voting on whether the Corporation will take any action described in Articles Eighth, Ninth and Eleventh (D) and (F), such Independent Directors shall owe their primary fiduciary duty to the Corporation (including the Corporation's creditors).

         (C) Other than as contemplated by any Transaction Document, the Corporation is prohibited from engaging in any dissolution, liquidation, consolidation, merger or sale of all (or substantially all) of its property or assets.

         (D) The Corporation is prohibited from amending the Corporation's Amended and Restated Certificate of Incorporation without the prior written consent of all directors, including the Independent Directors.

         (E) The Corporation shall not incur indebtedness other than pursuant to the Transaction Documents, except for incurring liabilities in the ordinary course of its business that are related to the acquisition, ownership, sale and financing of financial assets in connection with a securitization thereof.

         (F) The unanimous and affirmative vote of all directors, including the Independent Directors, of the Corporation shall be required for the Corporation to take any "Bankruptcy Action." "Bankruptcy Action" means any of the following:

              (1) Taking any action that would cause the Corporation to become insolvent;

              (2) Commencing any case, proceeding or other action on behalf of the Corporation, or otherwise seeking any relief, under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief from debts or the protection of debtors generally;

              (3) Consenting to the institution of bankruptcy or insolvency proceedings against the Corporation;

              (4) Filing a petition or consenting to a petition seeking reorganization, arrangement, adjustment, winding-up, composition, or other relief on behalf of the Corporation of its debts under any federal or state law relating to bankruptcy;

              (5) Seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Corporation or a substantial portion of its assets;

              (6) Making any further assignment for the benefit of the Corporation's creditors; or

              (7)  Taking any action in furtherance of any of the foregoing.

         (G) In order to preserve its separate and distinct corporate identity, in addition to the other provisions set forth herein, the Corporation, at all times in conducting its affairs, shall (except as otherwise permitted by any of the Transaction Documents):

              (1) Maintain its books and records separate from any other Person or entity;

              (2) Maintain its bank accounts separate from any other Person or entity;

              (3) Not commingle its assets with those of any other Person or entity and shall hold all of its assets in its own name;

              (4)  Conduct its own business in its own name;

              (5) Pay its own liabilities and expenses only out of its own funds;

              (6)  Observe all corporate and other organizational formalities;

              (7) Maintain an arm's length relationship with its Affiliates and to enter into transactions with Affiliates only on a commercially reasonable basis;

              (8) Pay the salaries of its own employees (if any) from its own funds;

              (9) Maintain a sufficient number of employees (if any) in light of its contemplated business operations;

              (10) Not guarantee or become obligated for the debts of any other Person or entity;

              (11) Not hold out its credit as being available to satisfy the obligations of any other Person or entity;

              (12) Allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate;

              (13) Use separate stationery, invoices, and checks bearing its own name;

              (14) Not pledge its assets for the benefit of any other Person or entity;

              (15) Hold itself out as a separate entity;

              (16) Correct any known misunderstanding regarding its separate identity;

              (17) Not identify itself as a division of any other Person or entity (other than, as the case may be, for tax or accounting purposes); and

              (18) Maintain adequate capital in light of its contemplated business operations.

         (H) Solely for the purposes of this Article Eleventh, as used herein, the following terms shall have the following meanings:

         "Affiliate" of any Person means any Person that (i) directly or indirectly Controls, is Controlled by or is under common Control with such Person; or (ii) is an officer or director of such Person. A Person shall be deemed to be "Controlled by" another Person if such other Person possesses, directly or indirectly, the power (a) to vote 5% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners of such other Person, or (b) to direct or cause the direction of the management and policies of such other Person whether by contract or otherwise. The words "Affiliates" and "Affiliated" have correlative meanings.

         "Control" when used with respect to any specified Person, means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies, or activities of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

         "Independent Director" means a director of the Corporation who is not at the time of initial appointment, or at any time while serving as a director of the Corporation, and has not been at any time during the preceding five (5) years: (a) a stockholder, member, director (with the exception of serving as an independent director of the Corporation or any Affiliate), manager, officer, employee, partner, attorney or counsel of the Corporation or any Affiliate of the Corporation; (b) a customer, supplier or other Person who derives any of its purchases or revenues from its activities with the Corporation or any Affiliate of the Corporation; (c) a Person or other entity Controlling or under common Control with any such stockholder, member, director, manager, officer, employee, partner, attorney or counsel; or (d) a member of the immediate family of any such stockholder, member, director, manager, officer, employee, partner, attorney or counsel. An individual that otherwise satisfies the foregoing shall not be disqualified from serving as an Independent Director of the Corporation if such individual is at the time of initial appointment, or at any time while serving as an Independent Director of the Corporation, an independent director of a "Special Purpose Corporation" Affiliated with the Corporation.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

         "Special Purpose Corporation" means a corporation or limited liability company whose organizational documents contain restrictions on its activities and impose requirements intended to preserve its separateness that are substantially similar to those of the Corporation, and provide, inter alia, that it: (a) is organized for a limited purpose; (b) has restrictions on its ability to incur indebtedness, dissolve, liquidate, consolidate, merge and/or sell all (or substantially all) of its property or assets; (c) may not file voluntarily a bankruptcy petition on its own behalf without the consent of at least one independent director; and (d) shall conduct itself in accordance with certain "separateness covenants," including, but not limited to, the maintenance of books, records, bank accounts and assets separate from those of any other Person or entity.

         IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation, having been duly adopted in accordance with the General Corporation Law of the State of Delaware, has been signed by Robert B. Crowl, the Corporation's authorized officer, this 13th day of March, 2002.

                                    NATIONAL CITY VEHICLE RECEIVABLES INC.


                                    By: /s/ Robert B. Crowl
                                        ----------------------------------
                                        Name:   Robert B. Crowl
                                        Title:  Vice President and Secretary